Exhibit 99.1
LETTER OF ELECTION AND TRANSMITTAL
Offer by Banner Acquisition, Inc.
to Exchange Each Outstanding Share of Common Stock
of
INAMED CORPORATION
for
$84.00 in Cash
or
0.8498 of a Share of Common Stock of Allergan, Inc.
subject in each case, to the proration and procedures
described in the Prospectus and this Letter of Election and Transmittal
Pursuant to the Offer to Exchange dated November 21, 2005
THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, DECEMBER 20, 2005, UNLESS SOONER TERMINATED OR EXTENDED. INAMED CORPORATION SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
The Depositary Agent for the Offer is:
WELLS FARGO BANK, N.A.

By Mail: Wells Fargo Shareowner Services P.O. Box 64858 St. Paul, MN 55164-0858	By Overnight Courier Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075 (800) 380-1372	By Hand: Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075
      Delivery of this Letter of Election and Transmittal to an address, other than as set forth above will not constitute a valid delivery.
      The instructions accompanying this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed. Inamed stockholders must sign this Letter of Election and Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute Form W-9 set forth herein.
      This Letter of Election and Transmittal is to be used for the tender of shares of common stock, including the associated preferred stock purchase rights (together, the “Inamed Shares”) of Inamed Corporation, a Delaware corporation (“Inamed”). Tendering Inamed Stockholders may use this form if certificates are to be forwarded herewith or, unless an agent’s message is utilized, if delivery of Inamed Shares is to be made by book-entry transfer to the account of Wells Fargo Bank, N.A. (the “Exchange Agent”) at the Depository Trust Company (“DTC”) pursuant to the procedures set forth under in the Offer to Purchase dated November 21, 2005 (the “Prospectus”) under the caption “The Offer—Procedure for Tendering.”

      Holders whose certificates for such Inamed Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Inamed Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Offer—Guaranteed Delivery.” See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The undersigned hereby tenders for exchange the Inamed Shares described in the box entitled “Description of Inamed Shares Tendered” below pursuant to the terms and conditions of this Letter of Election and Transmittal and the Prospectus. Such tenders are subject to the Tender Offer Elections specified below, or if no Tender Offer Election is specified, will be deemed tendered with no election. See “The Offer—Elections and Proration—Consequences of Tendering with No Election” in the Prospectus.

DESCRIPTION OF INAMED SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as	Shares Tendered
name(s) appear(s) on certificate(s) for Inamed Shares)	(Attach additional list if necessary)

Total Number of
		Inamed Shares	Number of
	Certificate	Represented by	Inamed Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Inamed Shares:

* Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Inamed Shares represented by any Share Certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

TENDER OFFER ELECTION
(See Instruction 13)

☐	CHECK HERE TO ELECT TO RECEIVE CASH FOR ALL INAMED SHARES TENDERED, SUBJECT TO PRORATION.

☐	CHECK HERE TO ELECT TO RECEIVE SHARES OF COMMON STOCK OF ALLERGAN FOR ALL INAMED SHARES TENDERED, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL SHARES.

☐	CHECK HERE TO EXCHANGE SOME INAMED SHARES FOR CASH AND THE REMAINDER FOR SHARES OF ALLERGAN COMMON STOCK, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL SHARES:
Number of Inamed Shares Tendered for Cash:†

†	All remaining Inamed Shares tendered will be exchanged for shares of Allergan common stock.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED INAMED SHARES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED INAMED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER INAMED SHARES BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED INAMED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND PROVIDE THE FOLLOWING:
Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: THIS LETTER OF ELECTION AND TRANSMITTAL
MUST BE SIGNED ON PAGE 9 BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
      The undersigned hereby tenders to Banner Acquisition, Inc., a Delaware corporation (“Offeror”), and wholly owned subsidiary of Allergan, Inc., a Delaware corporation (“Allergan”), the above-described shares of common stock, $0.01 par value per share (including the associated preferred stock purchase rights) (the “Inamed Shares”) of Inamed Corporation, a Delaware corporation (“Inamed”), pursuant to Offeror’s offer to exchange for each outstanding Inamed Share validly tendered and not properly withdrawn in the Offer (as defined below), at the election of the holder of such Inamed Share:

•	$84.00 in cash, without interest, or

•	0.8498 of a share of Allergan common stock (including the associated preferred stock purchase rights), upon the terms and subject to the conditions set forth in the Offer to Exchange, dated November 21, 2005 (the “Prospectus”), and in this Letter of Election and Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”). Receipt of the Letter of Election and Transmittal and Prospectus is hereby acknowledged.
      The undersigned elects to have his, her or its Inamed Shares purchased or exchanged pursuant to one or more of the following options, as indicated in the “Tender Offer Election” box above:

•	the undersigned elects to exchange each of his, her or its tendered Inamed Shares for cash, subject to proration as described below and in the Prospectus;

•	the undersigned elects to exchange each of his, her or its tendered Inamed Shares for shares of Allergan common stock, subject to proration and the payment of cash in respect of fractional shares as described below and in the Prospectus; or

•	the undersigned elects to exchange some of his, her or its tendered Inamed Shares for cash and elects to exchange the remainder of his, her or its Inamed Shares for shares of Allergan common stock, subject to proration and the payment of cash in respect of fractional shares as described below and in the Prospectus.
      If the undersigned fails to properly make a tender offer election, the undersigned will be deemed to have tendered his, her or its Inamed Shares with no election. See “The Offer — Elections and Proration — Consequences of Tendering with No Election” in the Prospectus.
      The aggregate cash or stock consideration that the undersigned may receive in the Offer is subject to a pro rata reduction because (i) 55% of the Inamed Shares tendered in the Offer will be exchanged for shares of Allergan common stock, and (ii) 45% of the Inamed Shares tendered in the Offer will be exchanged for cash.
      Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the Inamed Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the Inamed Shares that are being tendered hereby (and any and all Inamed Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Inamed Shares on or after November 21, 2005 (collectively, a “Distribution”)) and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Inamed Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates (and any Distribution), or transfer ownership of such Inamed Shares (and any Distribution) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (ii) present such Inamed Shares (and any Distribution) for transfer on the books of Inamed, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Inamed Shares (and any Distribution), all in accordance with the terms of the Offer.

      The undersigned hereby irrevocably appoints designees of Offeror as the agents, attorneys and proxies of the undersigned, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the Inamed Shares tendered hereby (and any Distribution) which have been accepted for exchange by Offeror prior to the time of any vote or other action. The assignees of Offeror will, for which such appointment is effective, be empowered to exercise such rights of the undersigned in such manner as each such agent, attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, by written consent or otherwise. This proxy is irrevocable and shall be considered coupled with an interest and is granted in consideration of, and is effective upon, the acceptance for exchange of such Inamed Shares by Offeror in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Inamed Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). Offeror reserves the right to require that, in order for the Inamed Shares to be deemed validly tendered, immediately upon Offeror’s acceptance of such Inamed Shares, Offeror must be able to exercise full voting rights with respect to such Inamed Shares (and any Distribution), including without limitation, voting at any meeting of stockholders, subject to applicable law.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Inamed Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and will not be transferred to Offeror in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Inamed Shares tendered hereby (and any Distribution).
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.
      Tender of Inamed Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer, including the undersigned’s representation that the undersigned owns the Inamed Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Offeror may not be required to accept for exchange any of the Inamed Shares tendered hereby.
      The delivery and surrender of Inamed Shares tendered by the undersigned is not effective, and the risk of loss of Inamed Shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of Inamed Shares, together with all accompanying evidences of authority in form satisfactory to Offeror and any other required documents. The undersigned understands that all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Inamed Shares will be determined by Offeror in its sole discretion and such determination shall be final and binding upon all tendering Inamed stockholders. No tender of Inamed Shares is valid until all defects and irregularities in tenders of Inamed Shares have been cured or waived and none of Offeror, Allergan or the Exchange Agent, the Information Agent, the Dealer Manager or any other person is under any duty to give notification of any defects or irregularities in the tender of any Inamed Shares or will incur any liability for failure to give any such notification.
      Unless otherwise indicated below under “Special Payment Instructions,” the undersigned hereby requests that the shares of Allergan common stock and/or a check for cash (including any cash in lieu of fractional shares of Allergan common stock), and the return of any Inamed Shares not tendered or not accepted for exchange, be issued in the name(s) of the undersigned (and, in the case of Inamed Shares tendered by book-entry transfer, by credit to the applicable account at DTC designated above as tendering such shares). The undersigned recognizes that Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Inamed Shares from the name of the registered holder(s) thereof if Offeror does not accept for exchange any of the Inamed Shares so tendered.

      Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the undersigned hereby requests that the shares of Allergan common stock and/or a check for cash (including any cash paid with respect to fractional shares of Allergan common stock) and any Share Certificates not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be mailed to the undersigned at the address shown above in “Description of Inamed Shares Tendered.”
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if any shares of Allergan common stock and/or any check for cash payable in the Offer (less any amounts required to be withheld for taxes) or certificates for Inamed Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.
Issue:     ☐ Check     ☐ Certificates to:
Name:

(Please Print)
Address:

(Taxpayer Identification No.)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if any shares of Allergan common stock and/or any check for cash payable in the Offer (less any amounts required to be withheld for taxes) or certificates for Inamed Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned.
Send:     ☐ Check     ☐ Certificates to:
Name:

(Please Print)
Address:

(Taxpayer Identification No.)

IMPORTANT — SIGN HERE
(Complete Substitute Form W-9 Included Below)

Signature(s) of Owner(s)
Name(s):

Capacity (full title):

Address:

(Include Zip Code)
Area Code and Telephone Number:

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)
SIGNATURE GUARANTEE(S)
(If required see Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY
FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized signature(s):

Name:

Title:

(Please Print)
Name of Firm:

Address:

(Include Zip Code)
Area Code and Telephone Number:

Dated:

PAYER’S NAME: Wells Fargo, N.A., as Exchange Agent

SUBSTITUTE FORM W-9	PART 1 Please provide your TIN and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s)

Department of The Treasury Internal Revenue Service	PART 2 ☐ Exempt from Backup Withholding ☐ Awaiting TIN

PART 3 — CERTIFICATION
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification
Under penalties of perjury, I certi
(1) The number shown on this form i number (or I am waiting for a number
(2) I am not subject to backup with backup withholding, (b) I have Revenue Service (the “IRS”) t as a result of failure to repor the IRS has notified me that I withholding; and
	(3) I am a U.S. person (including	fy that: s my current taxpayer identification to be issued to me); and holding because (a) I am exempt from not been notified by the Internal hat I am subject to backup withholding t all interest or dividends, or (c) am no longer subject to backup a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature	Date

Name

Business Name (if different from above)

Check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Address

City	State	Zip Code

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY REPORTABLE PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

Instructions
Forming Part of the Terms and Conditions of the Offer
      1.     Signature Guarantees. Except as otherwise provided below, all signatures on this Letter of Election and Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Election and Transmittal need not be guaranteed (i) if this Letter of Election and Transmittal is signed by the registered holder(s) of the Inamed Shares (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Inamed Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Election and Transmittal or (ii) if such Inamed Shares are tendered for the account of an Eligible Institution. See Instruction 5.
      2.     Delivery of Letter of Election and Transmittal and Shares Certificates; Book-Entry Confirmation; Guaranteed Delivery Procedures. This Letter of Election and Transmittal is to be used if Share Certificates are to be forwarded herewith, or, unless an agent’s message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.” Share Certificates for all physically delivered Inamed Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Inamed Shares delivered electronically, as well, as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof) or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Election and Transmittal must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Election and Transmittal by the expiration date (as defined in the Prospectus). Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Inamed Shares pursuant to the guaranteed delivery procedure described in the Prospectus under the caption “The Offer—Guaranteed Delivery.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, must be received by the Exchange Agent prior to the expiration date; and (c) Share Certificates for all tendered Inamed Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the DTC of all Inamed Shares delivered electronically, as well as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Election and Transmittal, or an agent’s message in the case of a book-entry transfer, must be received by the Exchange Agent within three business days of the date of execution of such Notice of Guaranteed Delivery, as provided in the Prospectus under the caption “The Offer—Guaranteed Delivery.”
      The method of delivery of Inamed Shares and all other required documents, including delivery by book-entry transfer, is at the option and risk of the tendering Inamed stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If Share Certificates are sent by mail, registered mail with return receipt requested, properly insured, is recommended. in all cases, sufficient time should be allowed to ensure timely delivery.
      No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased or issued. By executing this Letter of Election and Transmittal, the tendering Inamed stockholder waives any right to receive any notice of the acceptance for payment of the Inamed Shares.
      3.     Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Inamed Shares evidenced by such Share Certificates and the number of Inamed Shares tendered, and the Tender Offer Elections applicable to such tendered Inamed Shares, should be listed on a separate signed schedule and attached hereto.
      4.     Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Inamed Shares represented by any Share Certificate delivered to the Exchange Agent are to be tendered, fill in the number of Inamed Shares which are to be tendered in the box entitled “Description of Inamed Shares Tendered.” In such case, a new certificate for the remainder of the Inamed Shares represented by the old certificate will be sent to registered holder, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Inamed Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
      5.     Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Inamed Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.
      If any of the Inamed Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.
      If any of the Inamed Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of Share Certificates.
      If this Letter of Election and Transmittal is signed by the registered holder(s) of the Inamed Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the Offer consideration is to be made, or Inamed Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the Inamed Shares tendered hereby, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Inamed Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Election and Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.
      6.     Stock Transfer Taxes. Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Inamed Shares to it or its order pursuant to the Offer. If, however, payment of the Offer consideration is to be made to, or Inamed Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Inamed Shares to Offeror pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Offer consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.
      7.     Special Issuance and Delivery Instructions. If certificates for shares of Allergan common stock and/or a check for cash (including cash with respect to fractional shares of Allergan common stock), or any Inamed Shares not tendered or not exchanged for exchange, are to be returned in the name of a person other than the person(s) signing this Letter of Election and Transmittal or if the check or any Share Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Election and Transmittal or are to be returned to the person(s) signing this Letter of Election and Transmittal at an address other than that shown above, the appropriate “Special Payment Instructions” or “Special Delivery Instructions” boxes on this Letter of Election and Transmittal should be completed.
      8.     Substitute Form W-9. Under U.S. federal income tax law, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, each tendering stockholder (other than exempt holders that are subject to the rules discussed below) must provide the Exchange Agent with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the exchange agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and reportable payments made to the stockholder will be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Inamed Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. A stockholder who does not have a taxpayer identification number should check the “Awaiting TIN” box in Part II of the Substitute Form W-9 if the holder has applied for a TIN or intends to apply for a TIN in the near future. If this box is checked, 28% of all reportable payments made to the holder pursuant to the Offer will be withheld if a TIN is not provided at the time of the payment pursuant to the Offer.
      Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN or other applicable Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent upon request.
      Failure to complete the Substitute Form W-9 will not, by itself, cause Inamed Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any Offer consideration. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Note: Failure to complete and return the Substitute Form W-9 may result in backup withholding of a portion of the consideration payable pursuant to the Offer. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.
      9.     Mutilated, Lost, Stolen or Destroyed Share Certificates. Holders of Share Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Election and Transmittal and check the appropriate box above and (ii) contact MacKenzie Partners, Inc., the Information Agent for the Offer, immediately by calling (800) 322-2885. The Information Agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed Share Certificates. The holder may also be required to give Inamed a bond as indemnity against any claim that may be made against it with respect to the Share Certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed Share Certificates will be replaced prior to the expiration date of the Offer.
      10.     Waiver of Conditions. The conditions of the Offer may be waived, except for those specified in the Prospectus as not subject to waiver, in whole or in part, by Offeror, in its sole discretion, at any time and from time to time. To the extent that Offeror waives any condition to the Offer, it will waive such condition as to all Inamed Shares.
      11.     Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Prospectus, this Letter of Election and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Inamed Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.
      12.     Withdrawal of Tenders. A tender of Inamed Shares may be withdrawn at any time prior to the expiration date for the Offer by delivery to the Exchange Agent at its address set forth on the cover of this Letter of Election and Transmittal of a written or facsimile (receipt confirmed by telephone) notice of withdrawal providing the information set forth in the Prospectus. Notices of withdrawal must be received by the Exchange Agent prior to the expiration date.
      13.     Election Procedure; Revocation or Change of Election. The “Tender Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the Inamed Shares being tendered hereby. Please note that, as described in the Prospectus, there is a limit on the amount of cash and number of shares of Allergan common stock available pursuant to the Offer and if Inamed stockholders request more than these maximum amounts, proration will occur. If an election is not properly made, the tendering stockholder will be deemed to have been tendered without an election, and the tendered Inamed Shares will be treated as described in “The Offer-Elections and Proration-Consequences of Tendering with No Election” in the Prospectus.

      Tender offer elections (whether actual or deemed) are irrevocable, except that Inamed Shares tendered pursuant to the Offer may be withdrawn at any time prior to the expiration date. After an effective withdrawal, Inamed Shares may be retendered with another election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required by the Offer for properly tendering Inamed Shares) prior to the expiration date of the Offer.
      14.     Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Inamed Shares and any notice of withdrawal will be determined by Offeror in its sole discretion, and Offeror’s determinations shall be final and binding. Offeror reserves the absolute right to reject any and all tenders of Inamed Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Offeror’s counsel, be unlawful. Offeror also reserves the absolute right to waive certain conditions to the Offer described in the Prospectus under the section titled “The Offer—Conditions of the Offer,” or any defect or irregularity in the tender of any Inamed Shares. No tender of Inamed Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Offeror, the Dealer Manager, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Inamed Shares and none of them will incur any liability for failure to give any such notice. Offeror’s interpretation of the terms and conditions of the Offer, including this Letter of Election and Transmittal, will be final and binding.
      If the making of the Offer would not be in compliance with the laws of any jurisdiction the Offer will not be made to the registered holders resident in such jurisdiction.
      Important: This Letter of Election and Transmittal (or a manually signed facsimile thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Exchange Agent prior to the expiration date and either Share Certificates for tendered Inamed Shares must be received by the Exchange Agent or Inamed Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date, or the tendering stockholder must comply with the procedures for guaranteed delivery.
The Information Agent for the Offer is:
MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
Collect: (212) 929-5500
Toll-free: (800) 322-2885
The Dealer Manager for the Offer is:
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
(310) 788-2043